Exhibit 10.39

COLLATERAL ASSIGNMENT OF
INTEREST RATE CAP AGREEMENT

COLLATERAL ASSIGNMENT OF INTEREST RATE CAP AGREEMENT, dated as of November 29, 2006 (this “Assignment”), made by PH FEE OWNER LLC, a Delaware limited liability company, and OPBIZ, L.L.C., a Nevada limited liability company, each having its principal place of business at c/o OpBiz, L.L.C., 3667 Las Vegas Boulevard South, Las Vegas, Nevada 89109 (collectively, “Assignor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation having an address at 11 Madison Avenue, New York, New York 10010 (“Assignee”).  Capitalized terms used but not defined herein shall have the meanings assigned such terms in that certain Loan Agreement, dated as of the date hereof, between Assignor, as borrower, and Assignee, as lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

1.                     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor hereby assigns, grants, delivers and transfers to Assignee, as collateral, all of its interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in, to and under that certain Confirmation  (Reference Number DPA609207), dated November 29, 2006, between Assignor and SMBC Derivative Products Limited, as the counterparty thereunder (the “Counterparty”) (together with that certain ISDA Master Agreement (Multicurrency-Cross Border) form deemed to have been executed by Assignor and the Counterparty concurrently with the Confirmation  pursuant to the terms of such Confirmation , the “Interest Rate Cap Agreement”), including, but not limited to, any and all rights that such Assignor may now or hereafter have to any and all payments, disbursements, distributions or proceeds (collectively, the “Payments”) owing, payable or required to be delivered to Assignor on account of the Interest Rate Cap Agreement with respect to the period commencing on the date hereof and ending on the date on which Assignor shall have repaid the Loan in its entirety, and all proceeds of any or all of the foregoing (collectively, the “Cap Collateral”).  Assignor hereby grants to Assignee a security interest in and to the Interest Rate Cap Agreement, the Cap Collateral and all Proceeds (as defined in the Uniform Commercial Code adopted in the State of New York (the “UCC”)) thereof, to have and to hold the same, unto Assignee, its successors and assigns, and Assignor covenants and agrees to cause all Payments to be made directly to Assignee.  This Assignment constitutes additional security for the obligations of Assignor governed by the Loan Agreement and secured or evidenced by the other Loan Documents.

2.                     Counterparty hereby consents to the assignment contained in Paragraph 1 hereof and agrees that it will make any Payments that become payable under or pursuant to the Interest Rate Cap Agreement directly into the Cash Management Account until such time as this Assignment is terminated or otherwise canceled, at which time the Counterparty will be instructed to make payments to or on behalf of Assignor.

3.                     Prior to the occurrence of an Event of Default, Payments received by Assignee shall be deposited into the Cash Management Account and applied to payments becoming due under the Note, as and when such payments are due.  Upon the occurrence of an Event of Default (a) Payments received by Assignee may be applied by Assignee to any principal, interest and other amounts owing by Borrower under the Note and the other Loan

Documents in such order and priority as Assignee shall determine in its sole and absolute discretion and (b) Assignee shall be entitled to exercise all remedies provided in the UCC with respect to the security interest being granted herein.

4.                     Assignor hereby covenants and agrees that Assignor shall not, without first obtaining Assignee’s or its successor’s or assign’s written consent, convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant an option or options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration) the Interest Rate Cap Agreement.  Assignor and Counterparty hereby covenant and agree that neither Assignor nor Counterparty shall, without first obtaining Assignee’s or its successor’s or assign’s written consent, amend, modify, cancel or terminate the Interest Rate Cap Agreement.  Assignee agrees to be bound by all of the terms, covenants and conditions of the Interest Rate Cap Agreement.

5.                     In the event that for any reason the Interest Rate Cap Agreement ever expires, or is terminated, rescinded or revoked and, as a result thereof, a termination fee or such similar payment is owing to Assignor by Counterparty, such sum is and shall be considered a Payment and a part of the Cap Collateral and shall be held and disbursed by Assignee in accordance with the terms hereof; provided, that so long as no Event of Default has occurred and is continuing, Assignee will (a) make such termination fee or similar payment available to Assignor to be applied to the reasonable and customary costs and expenses payable by Assignor in connection with Assignor’s replacement of the Interest Rate Cap Agreement and (b) disburse the balance of such termination fee or similar payment to Assignor if Assignor has replaced the Interest Rate Cap Agreement in accordance with the terms and provisions of this Assignment and the other Loan Documents, and such replacement interest rate cap agreement is in fact in full force and effect.

6.                     Assignor represents and warrants that:  (a) it has the full power, right and authority to assign its interest in the Cap Collateral, (b) Assignor owns the Cap Collateral free and clear of all liens and claims of others and Assignor has not transferred, assigned, granted a security interest in or otherwise encumbered its interest in and to the Cap Collateral other than in favor of Assignee, (c) no security agreement, financing statement or other document is on file or of record in any public office with respect to the Cap Collateral, other than in favor of Assignee, (d) the obligation of the Counterparty under the Interest Rate Cap Agreement to make Payments is not subject to any defense or counterclaim arising from any act or omission of Assignor or any Affiliate of Assignor, (e) the location of its chief executive office is the address set forth in the caption to this Assignment and (f) upon the filing of UCC Financing Statements naming Assignor as debtor and Assignee as secured party in the Office of the Delaware Secretary of State and the Office of the Nevada Secretary of State, Assignee will have a first priority perfected lien on the Cap Collateral.

7.                     Assignor covenants and agrees with Assignee as follows (a) it will comply with all terms of the Interest Rate Cap Agreement, (b) it will not waive any provision of the Interest Rate Cap Agreement, fail to deliver a copy of any notice received from Counterparty to Assignee or, without the prior written consent of Assignee, fail to exercise any right thereunder and (c) it will not change the location of its state of organization from the location specified in the caption to this Assignment unless, in conjunction therewith, Assignor executes and delivers to Assignee such additional UCC Financing Statements as Assignee shall reasonably request to allow for Assignee’s continued prior and perfected lien on the Cap Collateral.

8.                     Assignor further covenants and agrees with Assignee that it will at any time and from time to time, upon the written request of Assignee, and at the sole expense of Assignor, promptly and duly execute and deliver such further instruments and documents and take such further action as Assignee may reasonably request for the purpose of obtaining or preserving the full benefits of this Assignment and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC.  Assignor also hereby authorizes Assignee to file any such financing or continuation statement without the signature of Assignor to the extent permitted by applicable law.  A carbon, photographic or other reproduction of this Assignment shall be sufficient as a financing statement for filing in any jurisdiction.

9.                     This Assignment does not include the delegation to Assignee of any of Assignor’s duties, responsibilities or obligations under the Interest Rate Cap Agreement, Assignor remaining liable to perform all duties, responsibilities and obligations to be performed by Assignor thereunder, and Assignee shall not have any obligation or liability under the Interest Rate Cap Agreement or by reason of or arising out of this Assignment or the receipt by Assignee of any Payment and Assignor specifically agrees to indemnify and forever hold Assignee harmless from any claim or liability on account thereof, including, without limitation, attorneys’ fees incurred.

10.                   Assignee shall only be accountable for Payments actually received by it hereunder.  Assignee’s sole duty with respect to the custody, safekeeping and physical preservation of the Cap Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Assignee deals with similar property for its own account.  Neither Assignee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Cap Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Cap Collateral upon the request of Assignor or any other person or to take any other action whatsoever with regard to the Cap Collateral or any part thereof.  The powers conferred on Assignee hereunder are solely to protect Assignee’s interests in the Cap Collateral and shall not impose any duty upon Assignee to exercise any such powers.  Assignee shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Assignor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

11.                   Any notices required to be given under this Assignment shall be given in the manner provided in the Loan Agreement.

12.                   This Assignment may not be modified, amended or terminated except by a written agreement executed by all of the parties hereto.

13.                   Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.                   Assignee shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Assignee any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Assignee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Assignee otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singularly or concurrently and are not exclusive of any rights or remedies provided by law.

15.                   The parties hereto hereby notify Counterparty of this Assignment and the security interests granted to Assignee hereunder and instruct Counterparty to make all payments to be made under or pursuant to the terms of the Interest Rate Cap Agreement, without set-off, defense or counterclaim, to Assignee in accordance with written instructions (subject to the terms hereof) delivered by Assignee, its successors or assigns, to Counterparty at the address set forth under its signature hereto.

16.                   THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

17.                   This Assignment shall terminate upon the earlier to occur of (a) the termination or expiration of the Interest Rate Cap Agreement and (b) the payment in full of the Loan.

18.                   This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

19.                   This Assignment may be executed in any number of counterparts each of which shall be an original, but all of which shall constitute one instrument.

20.                   Assignee shall have the right to assign this Assignment and the obligations hereunder in connection with the assignment of the Loan.  The parties hereto acknowledge that following the execution and delivery of this Assignment, Assignee may sell, transfer and assign this Assignment, the Loan and the other Loan Documents.  All references to “Assignee” hereunder shall be deemed to include the assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee’s agents and by the agents of the assigns of Assignee.

21.                   The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein.

22.                   In consideration of the foregoing agreement by the Counterparty, Assignor and Assignee agree that (a) Counterparty shall be entitled to conclusively rely (without any independent investigation) on any notice or instructions from Assignee in respect of the Interest Rate Cap Agreement and (b) Counterparty shall be held harmless and shall be fully indemnified by Assignor, from and against any and all claims, other than those arising out of the gross negligence or willful misconduct of Counterparty, and from and against any damages, penalties, judgments, liabilities, losses or expenses (including attorney’s fees and disbursements) reasonably incurred by Counterparty as a result of the assertion of any claim, by any person or entity, arising out of, or otherwise related to, any actions taken or omitted to be taken by Counterparty in reliance upon any such instructions or notice provided by Assignee.

23.           If Assignor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment on the day and year first written above.

ASSIGNOR:	PH FEE OWNER LLC, a Delaware limited liability company

	By:	______________________________
Name:
Title:

OPBIZ, L.L.C., a Nevada limited liability company

	By:	______________________________
Name:
Title:

ASSIGNEE:	COLUMN FINANCIAL, INC., a Delaware limited liability company

	By:	______________________________
Name:
Title:

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE FOREGOING ASSIGNMENT AND CONSENTS THERETO AND AGREES THAT THE UNDERSIGNED SHALL HEREAFTER CAUSE ALL PAYMENTS REQUIRED TO BE MADE BY THE UNDERSIGNED PURSUANT TO THE TERMS OF THE INTEREST RATE CAP AGREEMENT TO BE MADE DIRECTLY TO ASSIGNEE, ITS SUCCESSORS OR ASSIGNS, IN ACCORDANCE WITH WRITTEN INSTRUCTIONS (BUT SUBJECT TO THE TERMS OF THE ASSIGNMENT) TO BE DELIVERED BY ASSIGNEE, ITS SUCCESSORS OR ASSIGNS, TO THE UNDERSIGNED AT THE ADDRESS SET FORTH BELOW.  THE UNDERSIGNED FURTHER AGREES THAT ALL SUCH PAYMENTS SHALL BE MADE TO ASSIGNEE WITHOUT SET-OFF, DEFENSE OR COUNTERCLAIM.  THE UNDERSIGNED AGREES THAT IT SHALL NOT AMEND OR MODIFY THE INTEREST RATE CAP AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF ASSIGNEE, ITS SUCCESSORS OR ASSIGNS.

COUNTERPARTY:

SMBC DERIVATIVE PRODUCTS LIMITED

By: SMBC Capital Markets, Inc.
Its: Agent

By:	____________________________________
Name: R. Spencer Smith
Title: Vice President

By:	____________________________________
Name: Rozina Dewji
Title: Assistant Vice President

Address for notice:

SMBC Derivative Products Limited

Eighth Floor, Temple Court

11 Queen Victoria Street

London EC4N 4TA United Kingdom

Attention: Swaps Administration

Facsimile No.: (44 207) 786 1419

Telephone No.: (44 207) 786 1400

with a copy to:

SMBC Capital Markets, Inc.

277 Park Avenue, Fifth Floor

New York, NY  10172  USA

Attention: President

Facsimile No.: (212) 224-4948

                   (212) 224-5111 (for payment and reset notices)

Telephone No.: (212) 224-5021